Exhibit 10.1

TWELFTH AMENDMENT TO CREDIT AGREEMENT

THIS TWELFTH AMENDMENT TO CREDIT AGREEMENT (“this Amendment”) dated as of March 2, 2007, is entered into by ALABAMA NATIONAL BANCORPORATION, a Delaware corporation (the “Borrower”) and REGIONS BANK, an Alabama banking corporation as successor by merger to AmSouth Bank, an Alabama banking corporation (the “Lender”).

Recitals

A. The Borrower and the Lender have entered into a Credit Agreement dated as of December 29, 1995 as amended by a First Amendment thereto dated as of January 20, 1997, a Second Amendment thereto dated as of January 19, 1998, a Third Amendment thereto dated as of May 31, 1999, a Fourth Amendment thereto dated as of May 31, 2000, a Fifth Amendment thereto dated as of May 31, 2001, a Sixth Amendment thereto dated as of May 31, 2002, a Seventh Amendment thereto dated as of May 31, 2003, an Eighth Amendment thereto dated as of May 31, 2004, a Ninth Amendment thereto dated as of May 31, 2005, a Tenth Amendment dated as of April 3, 2006 and an Eleventh Amendment dated as of December 8, 2006 (as so amended, the “Agreement”).

B. In connection with an increase in the principal amount of the Note (as defined in the Agreement), the Borrower and the Lender now desire to further amend the Agreement by making the changes set forth in this Amendment.

Agreement

NOW, THEREFORE, in consideration of the recitals and the mutual obligations and covenants contained herein, the Borrower and the Lender hereby agree as follows:

1. Capitalized terms used in this Amendment and not otherwise defined herein have the respective meanings attributed thereto in the Agreement.

2. The defined term “Facility Termination Date” set forth in Article I of the Agreement is hereby further amended to read, in its entirety, as follows:

“Facility Termination Date” means May 31, 2008, as such date may be extended from time to time pursuant to Section 2.5 or accelerated pursuant to Section 7.2.

3. The defined term “Maximum Credit Amount” set forth in Article I of the Agreement is hereby further amended to read, in its entirety, as follows:

“Maximum Credit Amount” means $30,000,000.

4. The reference in Section 2.1 of the Agreement to the figure “$20,000,000” is hereby amended to read “$30,000,000”.

5. Notwithstanding the execution of this Amendment, all of the indebtedness evidenced by the Note shall remain in full force and effect, as modified hereby; and nothing contained in this Amendment shall be construed to constitute a novation of the indebtedness evidenced by the Note or to release, satisfy, discharge, terminate or otherwise affect or impair in any manner whatsoever (a) the validity or enforceability of the indebtedness evidenced by the Note; (b) the liability of any maker, endorser, surety, guarantor or other person that may now or hereafter be liable under or on account of the Note or the Agreement or the Credit Documents; or (c) any security or other instrument now or hereafter held by the Lender as security for or as evidence of any of the above-described indebtedness.

6. All references in the Credit Documents to “Credit Agreement” shall refer to the Agreement as amended by this Amendment, and as the Agreement may be further amended from time to time.

7. The Borrower certifies that true and correct copies of the most recent amendments to its organizational documents have been provided to the Lender and that no further amendments have been adopted since the date thereof.

8. The Borrower hereby represents and warrants to the Lender that all representations and warranties contained in the Agreement are true and correct as of the date hereof (except representations and warranties that are expressly limited to an earlier date); and the Borrower hereby certifies that no Event of Default nor any event that, upon notice or lapse of time or both, would constitute an Event of Default, has occurred and is continuing.

9. Except as hereby amended, the Agreement shall remain in full force and effect as written. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which when taken together shall constitute one and the same instrument. The covenants and agreements contained in this Amendment shall apply to and inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

10. Nothing contained herein shall be construed as a waiver, acknowledgment or consent to any breach of or Event of Default under the Agreement and the Credit Documents not specifically mentioned herein, and the consents granted herein are effective only in the specific instance and for the purposes for which given.

11. This Amendment shall be governed by the laws of the State of Alabama.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment to be executed and delivered by their duly authorized corporate officers as of the date first set forth above.

ALABAMA NATIONAL BANCORPORATION

By:	/s/ William E. Matthews, V
Its: Executive Vice President and CFO

REGIONS BANK

By:	/s/ John M. Kettig
Its: Senior Vice President

3